Exhibit 10.4

   Lease by and between Davies Partners II, as Lessor, and North Bay Bancorp, as Lessee, with respect to premises at 1395 E. 2d Street, Benicia, California.




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        STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - MODIFIED NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                     [GRAPHIC]


1.      Basic Provisions ("Basic Provisions").

        1.1 Parties: This Lease ("Lease"), dated for reference purposes only, October 28, 1999, is made by and between Davies Partners II, a California limited partnership ("Lessor") and North Bay Bancorp, a California corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

        1.2(a) Premises: That certain portion of the Building, including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 1395 E. 2nd Street (+/- 2,OOOsf), located in the City of Benicia, County of Solano, State of CA, with zip code 94510, as outlined on Exhibit ______ attached hereto ("Premises"). The "Building" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): 8,500 +/- square foot Retail/Office Center with related site improvements fronting onto East 2nd Street and not including the companion building fronting onto Military Avenue. In addition to Lessees rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter, specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Industrial Center," (Also see Paragraph 2.) As used throughout this Lease, the term "lndustrial Center" shall mean "Retail/Office Center."

        1.2(b) Parking: 38 +/ - as available unreserved vehicle parking spaces ("Unreserved Parking Spaces"); and three (3) reserved vehicle parking spaces ("Reserved Parking Spaces"). (Also see Paragraph 2.6.) (See Paragraph 51)

        1.3 Term: 5 years and 4 months ("Original Term") commencing December 1, 1999 ("Commencement Date") and ending March 31, 2005 ("Expiration Date"). (Also see Paragraph 3 and Paragraph 56.)

        1.4 Early Possession: Not Applicable ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3.)

        1.5 Base Rent: $2,980.00 per month ("Base Rent"), payable on the the 1st day of each month, in advance, commencing December 1, 1999 (Also see Paragraph 4.) [Also See Paragraph 50]

[X]     If this box is  checked,  this  Lease  provides  for the Base Rent to be adjusted per Par 50 , attached hereto.

        1.6(a) Base Rent Paid Upon Execution: $1,000.00 as Base Rent for the period 12/1/99-12/31/99 (See also Paragraph 50).

        1.6(b) Lessee's Share of Common Area Operating Expenses: See Paragraph 61 percent (N/A %) ("Lessee's Share") as determined by [ ] prorata square footage of the Premises as compared to the total square footage of the Building or [ ] other criteria as described in Addendum _________. Lessee's obligation to pay Common Area Expenses is waved in its entirety for the period of December 1, 1999 through March 31, 2000.

        1.7  Security  Deposit:   $4,000.00  ("Security  Deposit").   (Also  see
Paragraph 5.)

        1.8 Permitted Use: Banking Facility and Lending Offices and related activities______________________________________________________________________
___________________________________________________("Permitted  Use")  (Also see
Paragraph 6.)

        1.9 Insuring Party. Lessor is the "Insuring Party." (Also see Paragraph 8.)

        1.10(a)  Real  Estate  Brokers.  The  following  real  estate  broker(s)
(collectively,   the  "Brokers")  and  brokerage  relationships  exist  in  this transaction and are consented to by the Parties (check applicable boxes):

[ ]     None represents Lessor exclusively ("Lessor's Broker");

[X]     Spectrum Properties  represents Lessee exclusively  ("Lessee's Broker");
or

[ ]     None  represents  both  Lessor and  Lessee  ("Dual  Agency").  (Also see
Paragraph 15.)

        1.10(b) Payment to Brokers. Lessor shall pay to said Broker a fee as set forth in a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said
Broker(s), the sum of $4,000.00) for brokerage services rendered by said Broker(s) in connection with this transaction [Also See Paragraph 6O].

        1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by None______________________________________________________________
________________________________________________________________________________
("Guarantor") (Also see Paragraph 37.)

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                           MULTI-TENANT-MODIFIED NET
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                                  Page 1 of 19
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        1.12  Addenda and  Exhibits.  Attached  hereto is an Addendum or Addenda consisting of Paragraphs ____________ through __________, and Exhibits n/a through n/a , all of which constitute a part of this Lease.

2.      Premises, Parking and Common Areas.

        2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

        2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems, and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be in good operating condition and the roof shall be watertight on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within sixty (60) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

        2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

        2.4 Acceptance of Premises.  Except for  conditions  subject to Sections
2.2 and 2.3, Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including, but not limited to, the electrical and fire sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations, and any covenants or restrictions of record (collectively, "Applicable Laws") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

        2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

        2.6 Vehicle Parking. [See Also Paragraph 51] Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles" Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor in the Rules and Regulations (as defined in Paragraph 40) issued by Lessor. (Also see Paragraph 2.9.)

                (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

                (b) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

                (c) Lessor shall at the Commencement Date of this Lease provide the parking facilities required by Applicable Law.

        2.7 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general nonexclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

        2.8 Common Areas - Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have, the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

        2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable Rules and Regulations with respect thereto in accordance with Paragraph 10. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

        2.10 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, except as otherwise expressly provided below, from time to time: (a) Upon receipt of the prior approval of Lessee, to make changes to the Common Areas, including, without limitation, changes in the location, size,

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                          MULTI-TENANT - MODIFIED NET
              (C)1993 - American Industrial Real Estate Association
                                  Page 2 of 19
REVISED                                                         Form MTN-1-6/93E

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shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

                (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

                (d) To add additional buildings and improvements to the Common Areas so long as there is (1) no reduction in the number of parking spaces in the Industrial Center and (2) no obstruction of the visibility of the Premises adjacent public streets;

                (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

                (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.      Term.

        3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

        3.2 Early Possession. If an Early Possession Date is specified in Paragraph 1.4 and if Lessee totally or partially occupies the Premises after the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this Lease, however, (including, but not limited to, the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the insurance required by Paragraph 8) shall be in effect during such period. Any such eariy possession shall not affect nor advance the Expiration Date of the Original Term.

        3.3 Delay in Possession. If for any reason Lessor cannot deliver possession of the Premises to Lessee by the Early Possession Date, if one is specified in Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within ten (10) days after the Commencement Date. Lessee may, at its option, by notice in writing to Lessor within ten (10) days after the end of said ten (10) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, if possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lease, as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4.      Rent.

        4.1 Base Rent. Lessee shall pay Base Rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one full month shall be prorated based upon the actual number of days of the month involved. Payment of Base Rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

        4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified in Paragraph 61 of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                  (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Industrial Center, including, but not limited to, the following:

                      (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                          (aa)  The  Common  Areas,   including  parking  areas,
loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                          (bb) Exterior signs and any tenant directories.

                          (cc) Fire detection and sprinkler systems.

                      (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

                      (iii) Trash disposal, property management and security services and the costs of any environmental inspections.

                      (iv) Reserves set aside for maintenance and repair of Common Areas.

                      (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.

                      (vi) The costs of the premiums for the insurance policies maintained by Lessor under Paragraph 8 hereof.

                      (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

                      (viii) Any other services to be provided by Lessor that are stated elsewhere in this Lease to be a Common Area Operating Expense.

                  (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the Industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Industrial Center.

                  (c) The inclusion of the improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                  (d) Lessee's Share of Common Area Operating Expenses shall be due and payable by Lessee with Lessee's payrnent of Base Rent.

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                          MULTI-TENANT - MODIFIED NET
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                                  Page 3 of 19
REVISED                                                         Form MTN-1-6/93E

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5. Security  Deposit.  Lessee shall deposit with Lessor upon Lessee's  execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorneys' fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days after written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Lessor shall not be required to keep all or any part of the Security Deposit separate from its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessee has vacated the Premises, return to Lessee (or, at Lessors option, to the last assignee, if any, of Lessee's interest herein), that portion of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed in writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest or other increment for its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.       Use.

         6.1 Permitted Use.

                  (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth in Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

                  (b) Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee, Lessee's assignees or subtenants, and by prospective assignees and subtenants of Lessee, its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not impair the structural integrity of the improvements on the Premises or in the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days after such request give a written notification of same, which notice shall include an explanation of Lessors reasonable objections to the change in use.

        6.2 Hazardous Substances.

                  (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any govemmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage in any activity in or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank; (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority; and (iii) the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and in compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of the Permitted Use, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable Use of any Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including, but not limited to, the installation (and, at Lessors option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

                  (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including, but not limited to, all such documents as may be involved in any Reportable Use involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including, without limitation, through the plumbing or sanitary sewer system).

                  (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof,

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                           MULTI-TENANT - MODIFIED NET
             (c)1993 - American Industrial Real Estate Association
                                  Page 4 of 19

REVISED                                                         Form MTN-1-6/93E
or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

                  (d) Lessor's Warranty. Lessor hereby represents and warrants to Lessee there are no Hazardous Substances on the Premises or in or on the Industrial Center in which the Premises are located. Lessor shall indemnify, protect, defend and hold Lessee, its agents, employees, lenders, if any, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultants' fees arising out of or involving any Hazardous Substances (i) existing on the Premises or in or on the Industrial Center in which the Premises are located in contravention of Lessors warranty given in the preceding sentence or (ii) brought onto the Premises or the Industrial Center by or for Lessor or by anyone under Lessor's control. Lessor's obligations under this Paragraph 6.2(d) shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee and the cost of investigation (including consultants' and attorneys' fees and testing) removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease.

         6.3 Lessee's Compliance with Requirements. Lessee shall, at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Requirements," which term is used in this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including, but not limited to, matters pertaining to (i) industrial hygiene: (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions; and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now in effect or which may hereafter come into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Requirements.

        6.4 Inspection; Compliance with Law. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ("Lenders") shall have the right to enter the Premises at any time in the case of an emergency (such entry shall be permissable only for the limited purpose of admitting fire, police or other public safety officials onto the Premises), and otherwise at reasonable times upon three (3) business days advance notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants in connection therewith to advise Lessor with respect to Lessee's activities, including but not limited to Lessee's installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. Any inspections conducted pursuant to this Section shall be conducted in a manner which will not unreasonably interfere with the operation of Lessee's business. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.

        7.1 Lessee's Obligations.

                  (a) Subject to the provisions of Paragraphs  2.2  (Condition),
2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, interior walls, interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

                  (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, in accordance with Paragraph
13.2 below.

        7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code),
4.2 (Common Area Operating Expenses), 6 (Use), 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, in a first class condition and repair the foundations, exterior walls (including repainting), structural condition of interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (if located in the Common Areas) or other automatic fire extinguishing system including fire alarm and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises.

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                          MULTI-TENANT - MODIFIED NET
             (c)1993 - American Industrial Real Estate Association
                                  Page 5 of 19
REVISED Form                                                         MTN-1-6/93E

        7.3 Utility Installations, Trade Fixtures, Alterations. [See Also Paragraph 53)

                  (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

                  All Alterations and Utility Installations to be made by Lessee shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and be in compliance with all Applicable Requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor.

                  (c) Lien Protection. Lessee shall pay when due all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises.

        7.4 Ownership,  Removal, Surrender, and Restoration.

                  (a) Ownership. All Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

                  (b) Removal. [See Paragraphs 53 and 54]

                  (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall include the Alterations and Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8.      Insurance; Indemnity.

        8.1 Payment of Premiums. The cost of the premiums for the insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

        8.2     Liability Insurance.

        (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee in writing (as additional insureds) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" endorsement. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

        (b) Carried by Lessor. Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

        8.3  Property  Insurance  -  Building,  Improvements  and Rental  Value.

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                          MULTI-TENANT - MODIFIED NET
             (c)1993 - American Industrial Real Estate Association
                                  Page 6 of 19
REVISED                                                         Form MTN-1-6/93E

                  (a) Building and Improvements. Lessor shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to any Lender(s), insuring against loss or damage to the Premises. Such insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. Lessee-Owned Alterations and Utility installations, Trade Fixtures and Lessee's personal property shall be insured by Lessee pursuant to Paragraph 8.4. If the coverage is available and commercially appropriate, Lessor's policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

                  (b) Rental Value. Lessor shall also obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the Building to Lessor for one year (including all Real Property Taxes, insurance costs, all Common Area Operating Expenses and any scheduled rental increases). Said insurance may provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, if any, otherwise payable, for the next 12-month period. Common Area Operating Expenses shall include any deductible amount in the event of such loss.

                  (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Industrial Center if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

                  (d) Lessee's Improvements: Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

        8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations in, on or about the Premises similar in coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a). Such insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such insurance is in force.

        8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven (7) days after the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and 8.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

        8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss or damage to their property arising out of or incident to the perils required to be insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

        8.7 Indemnity. Except for Lessor's negligence, willful acts or omissions and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee, upon notice from Lessor, shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

        8.8 Exemption of Lessor from Liability. Except for Lessor's negligence, willful acts and/or omissions, Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center.

9.      Damage or  Destruction.

        9.1 Definitions.
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                          MULTI-TENANT - MODIFIED NET
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                                  Page 7 of 19
REVISED                                                         Form MTN-1-6/93E

                  (a) "Premises Partial Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined in Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction.

                  (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the Building, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building, the cost of which damage or destruction is fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned Alterations and Utility Installations and Trade Fixtures of any lessees of the Building) of the Building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

                  (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a) irrespective of any deductible amounts or coverage limits involved.

                  (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

                  (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

        9.2 Premises Partial Damage - Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee-Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect. In the event, however, that there is a shortage of insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the improvements in the Premises, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises, provided such damage is not the result of Lessor's negligence, willful acts and/or omissions, unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

        9.3 Partial Damage - Uninsured Loss. If Premises Partial Damage that is not an Insured Loss occurs as a result of Lessor's negligence, willful acts and/or omissions, Lessor shall be required to repair such damage as soon as reasonably possible at Lessor's expense. If Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect), Lessor may, at Lessor's option, either
(i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment from Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

        9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate as of the date of such total destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 9.7. In the event, however, that the damage or destrutlon was caused by Lessor, Lessee shail have the right to recover Lessee's damages from Lessor except as released or waived in Paragraph 9.7.

        9.5 Damage Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b) providing Lessor with any shortage in insurance proceeds if such damage is not due to Lessor's negligence, willful acts and/or omissions in which event Lessor shall pay any such shortage, (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

        9.6       Abatement of Rent; Lessee's Remedies.

                  (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, its repair, remediation or restoration continues, shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired, but not in excess of proceeds from insurance required to be carried under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating Expenses and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason

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of any such damage, destruction, repair, remediation or restoration.

                  (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph
9.6 shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first. In the event that Lessor does not perform its obligations to repair and restore the Premises as provided under the provisions of this
Section 9 in a timely manner, Lessee shall have the right to recover its damages resulting from such delay by Lessor.

        9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may, at Lessor's option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the excess costs of (a) investigation and remediation of such Hazardous Substance Condition to the extent required by Applicable Requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

In the event of any investigatIon of the Premises or the Industrial Center due to the occurrence of a Hazardous Substance Condition. Lessor shall promptly provide Lessee with a copy of any and all reports generated in connection vith the investigation or remediation of same. Lessee shall have the right to terminate this Lease effective upon delivery of written notice to Lessor if, in the judgment and sole discretion of Lessee, remediation of the Hazardous Substance Condition will materially interfere with the conduct of its business at the Premises.

        9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall retum to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

        9.9 Waiver of Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises and the Building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent it is inconsistent herewith.

10.     Real Property Taxes.

        10.1 Payment of Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

        10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Industrial Center by any authority having the direct or indirect power to tax, including any city, state or federal govemment, or any school, agricultural, sanitary, fire, street, drainage, or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Industrial Center or any portion thereof, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in Applicable Law taking effect, during the term of this Lease, including, but not limited to, a change in the ownership of the Industrial Center or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

        10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request.

        10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

        10.5 Lessee's Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility Installations, Trade Fixtures, fumishings, equipment and all personal property of Lessee contained in the Premises or stored within the Industrial Center. When possible, Lessee shall cause its Lessee-Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, including, but not limited to, electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the

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Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by
Lessor of all such charges jointly metered or billed with other premises in the Building, in the manner and within the time periods set forth in Paragraph 4.2(d).

12.     Assignment and Subletting. [See Also Paraqraph 52)

        12.1 Lessor's Consent Required.

                  (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assign") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

                  (b) A change in the control of Lessee or any parent corporation of Lessee shall not constitute an assignment requiring Lessor's consent so long as the stock of Lessee or any parent corporation of Lessee is traded through an exchange, over the counter or the OTC Bulletin Board.

                  (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any Guarantors) established under generally accepted accounting principles consistently applied.

                  (d) An assignment or subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty
(30) days' written notice ("Lessor's Notice"), increase the monthly Base Rent for the Premises to the greater of the then fair market rental value of the Premises, as reasonably determined by Lessor, or one hundred ten percent (110%) of the Base Rent then in effect. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition) or one hundred ten percent (110%) of the price previously in effect, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new rental bears to the Base Rent in effect immediately prior the adjustment specified in Lessor's Notice.

                  (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

        12.2      Terms and Conditions Applicable to Assignment and Subletting.

                  (a) Regardless of Lessor's consent; any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

                  (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

                  (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

                  (d) In the event of any Default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

                  (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including, but not limited to, the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

                  (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

                  (g) The occurrence of a transaction described in Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transaction.

                  (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises as then constituted, as determined by Lessor.

        12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

        (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease;

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REVISED                                                         Form MTN-1-6/93E

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provided,  however,  that until a Breach (as  defined in  Paragraph  13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any
obligation   or  right  to  inquire  as  to  whether  such  Breach   exists  and
notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

                  (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

                  (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

                  (d) No sublessee under a sublease approved by Lessor shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                  (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Defauit of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults

13.     Default; Breach; Remedies.

        13.1 Default; Breach. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs
13.2 and/or 13.3:

                  (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

                  (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

                  (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

                  (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described in Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  (e) The occurrence of any of the following events: (i) the making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at thd Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days; provided, however, in the event that any provision of this Subparagraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

                  (f) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

                  (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

        13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice), Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including, but not limited to, the obtaining of reasonably required bonds, insurance policies, or govemmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check.

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                          MULTI-TENANT - MODIFIED NET
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                                 Page 11 of 19
REVISED                                                         Form MTN-1-6/93E

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In the event of a Breach of this Lease by Lessee (as defined in Paragraph 13.1), with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may;

                  (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Defauit or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1(b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two (2) such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

                  (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

                  (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

                  (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

        13.3 lnducement Recapture in Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1) of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

        13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficuit to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

        13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession, If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur if the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or


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                          MULTI-TENANT - MODIFIED NET
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REVISED                                                         Form MTN-1-6/93E

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for the taking of the fee, or as  severance  damages;  provided,  however,  that
Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above Lessee's share of the legal and other expenses incurred by Lessor in the
condemnation  matter,   repair  any  damage  to  the  Premises  caused  by  such
condemnation authority. Lessee shall be responsible for the payment of any amount in excess of such net severance damages required to complete such repair.

15.     Brokers' Fees [See Also Paragraph 60]

        15.1 Procuring Cause. The Broker named in Paragraph 1.10 is the procuring cause of this Lease.

        15.2 Additional Terms. Lessor agrees that: (a) if Lessee exercises any Option (as defined in Paragraph 39.1) granted under this Lease or any Option subsequently granted, or (b) if Lessee acquires any rights to the Premises or other premises in which Lessor has an interest, or (c) if Lessee remains in possession of the Premises with the consent of Lessor after the expiration of the term of this Lease after having failed to exercise an Option, or (d) if Lessor and Lessee enter into any other lease pertaining to the Premises and/or any adjacent property in which Lessor has an interest. Lessor shall pay said Broker a fee of $720.00 for each 12 months of such occupancy, payable at the end of each 12 month period, such fee being prorated for any occupancy of less than 12 months.

        15.3 Assumption of Obligations. Any buyer or transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broker shall be an intended third party beneficiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commission arising from this Lease and may enforce that right directly against Lessor and its successors.

        15.4 Representations and Warranties. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder other than as named in Paragraph 1.10(a) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.     Tenancy and Financial Statements.

        16.1 Tenancy Statement. Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in a form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

        16.2 Financial Statement. If Lessor desires to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such publicly available financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including, but not limited to, Lessee's publicly available financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which it was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state in which the Premises are located plus four percent (4%) per annum, but not exceeding the maximum rate allowed by law, in addition to the potential late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneficiary of the provisions of this Paragraph 22.

23.     Notices.

        23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or


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courier service) or may be sent by regular, certified or registered mail or U.S.
Postal Service Express Mail, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

        23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right to Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over in violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be increased to two hundred percent (200%) of the Base Rent applicable during the month immediately preceding such expiration or eariler termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the state in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     Subordination; Attornment; Non-Disturbance.

        30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

        30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one (1) month's rent.

        30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

        30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term "Prevailing Party" shall include,
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limitation,  a Party or Broker who  substantially  obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. Lessor shall be entitled to attorneys' fees, costs and expenses incurred in preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be intended third party beneficiaries of this Paragraph 31.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency for only the limited purpose of admitting fire, police or other public safety officals on the Premies, and otherwise at reasonable times upon three (3) business days advance written notice for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary provided that same shall be done in a manner that does not unreasonably interfere with the conduct of Lessee's business. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last sixty (60) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of Rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof) such signs as are reasonably required to advertise Lessee's own business so long as such signs are in a location designated by Lessor and comply with Applicable Requirements and the signage criteria established for the Industrial Center by Lessor. The installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to install advertising signs on the Building, including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36.     Consents.

                  (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowiedgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

                  (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37.     Guarantor.

        37.1 Form of Guaranty. If there are to be any Guarantors of this Lease per Paragraph 1.11, the form of the guaranty to be executed by each such Guarantor shall be in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease, including, but not limited to, the obligation to provide the Tenancy Statement and information required in Paragraph 16.

        37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Lessee under this Lease if any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signatures of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Upon payment by Lessee of the Rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39.     Options. [Also See Paragraph 57)

        39.1 Definition. As used in this Lease, the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises,


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or the right of first  refusal to purchase the  Premises,  or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

        39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

        39.4    Effect of Default on Options.

                  (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary: (i) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of separate Default under Paragraph 13.1 during the twelve (12) month period immediately preceding the exercise of the Option, whether or not the Defaults are cured.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

                  (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of separate Defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Rules and Regulations. Lessee agrees that it will abide by, and keep and observe all reasonable rules and regulations ("Rules and Regulations") which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional insurance company or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such multiple parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

49. Broker Status Acknowledgement: Lessee acknowledges that it has been informed that one or more of the partners of Lessor is/are licensed California real estate brokers.

50. Monthly Status Rent and Adjustment: Notwitstanding anything in this Lease to the contrary the Monthly Base Rent payable hereunder for the period of December 1, 1999 through March 31, 2000 shall be ONE THOUSAND DOLLARS ($1,000.00). The Monthly Base Rent for the Period of April 1, 2000 through March 31, 2001 shall be TWO


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THOUSAND NINE HUNDRED EIGHTY DOLLARS  ($2,980.00).  On April 1, 2001 and on each
April 1st thereafter ("Rent Adjustment Date"), including each April 1st during any option period, the Monthly Base Rent payable hereunder shall be increased, but not decreased, to an amount which is determined by multiplying $2,980.00 times a fraction, the numerator of which is the Consumer Price Index All Urban Consumers, All Items (1984=100) for the San Franclsco/Oakland/San Jose Region ("CPI") for the month of February Immediately preceding the Rent Adjustment Date and the denominator of which is the CPI for the month of February 2000. In no event, however, shall the rent increase on any Rent Adjustment Date result in the new Monthly Base Rent being less than l02% nor more than 104% of the Monthly Base Rent payable immediately prior to such Rent Adjustment Date.

Should publication of the CPI be discontinued for any reason, Lessor and Lessee shall immediately agree upon a replacement index which measures the general inflation rate for the area in which the Premises are located.

Lessor and Lessee mutually agree that the $l,000.00 per month Base Rent payable during the period of December 1999 through March 2000 shall not constitute an "Inducement Provision" as such term is used in Paragraph 13.3 of this Lease.

51. Parking Spaces: Lessor hereby grants Lessee the exclusive right to use the three (3) parking spaces at the rear of the building in which the Premises are located (closest to N Street) and agrees that Lessee may mark throughout the term of the Lease such spaces as reserved for Lessee's exclusive use. Lessor also grants Lessee the right, throughout the term of the Lease, to paint the end of stall curb for the six spaces closest to "N" Street which are located immediately in front of the Premises green and stencil same as "30 Minute Parking." In consideration of the reserved parking granted to Lessee and Lessee's right to mark spaces in the Retail/Office Center as "30 Minute Parking," Lessee covenants that it shall take all reasonable steps to ensure that its employees do not park their vehicles in the Retail/Office Center's parking lot (other than in Lessee's three (3) reserved spaces).

52. Assignment: Notwithstanding anything in the Lease to the contrary, Lessee shall have the unfettered right to assign its rights under this Lease, including the right to exercise any options to extend/renew contained herein, to any financial institution regulated by state and/or federal agencies without having to obtain any form of approval or payment of any type of fee to Lessor or its agents. This right shall include the right to assign the Lease to a financial institution with which Lessee may merge or consolidate, to any parent or subsidiary of Lessee or subsidiary of Lessee's parent corporation, or to a purchaser of substantially all of Lessee's assets.

53. Interior Alterations: Lessee may make such alterations as Lessee may elect to the interior of the Premises in order to make same suitable in Lessee's sole opinion for Lessee's intended use of the Premises. Lessee shall have no obiligation to remove any of its interior improvements or otherwise restore the Premises upon the expiration of the Lease excepting only that Lessee shall, at Lessee's sole cost and expense, remove its Trade Fixtures (including safes, vaults, automated teller machines) and repair any damage occasioned by such removal. Lessee shall not undertake any demolition or modification of the existing improvements at the Premises or construct any improvements at the Premises prior to the earlier of (a) April 1, 2000; or (b) Lessee's written waiver of its right to terminate the Lease as provided in Paragraph 56 below.

54. Exterior Improvements: Lessor acknowledges and consents to Lessee's installation and operation of an automated teller machine ("ATM") which may be accessible from the exterior of the Premises. Lessor also hereby consents, subject to approval of the City of Benicia, to Lessee's remodeling of the front exterior facade of the Premises, including the relocation of the Premises entry door provided, however, that such facade remodeling shall utilize substantially the same materials as presently exist, shall be painted to match and shall not result in more than a 25% reduction in the glass area facing East 2nd Street. Upon the expiration or termination of the Lease, Lessee shall not be required to restore such front facade to its original condition but shall remove any ATM and replace same with matching wall or glazing. Lessee shall not undertake any improvement or modification of the exterior of the Premises until the earlier of
(a) April 1, 2000; or (b) Lessee's written waiver of its right to terminate the Lease as provided in Paragraph 56 below.

55. Tenant Applications: Lessor covenants that it will fully co-operate with Lessee In obtaining all appropriate governmental approvals of the improvements that Lessee wishes to make to the interior and exterior of the Premises. Lessor agrees to execute all applications and similar documents as are required to be executed by the property owner in order to facilitate Lessee's obtaining such governmental approvals provided, however, that Lessor shall incur no costs in such regard nor shall Lessor obligate itself to construct any improvements as a result of such applications and/or other documents.

56. Lessee's Right to Terminate: By written notice to Lessor delivered not later than February 29, 2000, Lessee shall have the right to terminate this Lease effective on the date set forth in such notice (but in no event later than February 29, 2000) if Lessee has been unable for any reason to obtain all governmental approvals it requires to operate a banking facility in the Premises. Rents shall be pro rated as of such termination date. Upon such termination date Lessee shall return all keys to Lessor and Lessor shall return Lessee's Security Deposit and thereafter neither party shall have any rights or obligations to the other party under this Lease.

57. Options to Extend: Lessor hereby grants Lessee three (3) consecutIve 60 month options to extend the term of this Lease. The first Option Period shall be from April 1, 2005, through March 31, 2010, the second Option Period shall be from April 1, 2010 through March 31, 2015 and the Third Option Period shall be from April 1, 2015 through March 31, 2020. All terms and conditions of this Lease shall apply during each Option Period and the Monthly Base Rent payable during each Option Period shall be governed by the provisions of Paragraph 50 above. Lessee may exercise its right to extend the term of this Lease for each Option Period only by delivery of written notice of such election to Lessor not less than ninety (90) days prior to the commencement of the applicable Option Period.

58. Exclusive Use of ATM: As a material inducement to Lessee to enter into this Lease, Lessor hereby grants Lessee the exclusive right within the Industrial
Center (a) to install and operate any form of automated teller machine or similar device which dispenses currency to its user, and (b) to operate a bank. Lessor covenants for the term of this Lease, including any extended terms, that it shall not permit any other tenant to operate a bank, savings and loan association, credit union or other financial institution within the Industrial Center.

59. Tenant Improvement Allowance: Provided that Lessee does not terminate this Lease in accorance with Paragraph 56 above, Lessor shall grant Lessee a tenant improvement/demolition allowance of TWENTY THOUSAND DOLLARS ($20,000.00). Such tenant improvement/demoilition allowance shall be paid to Lessee in five (5) equal installments, the first of which shall be due and payable upon commencement of Lessee's demolition of existing improvements within the Premises. The remaining four installment payments shall be due and payable each 15 days after Lessee commences such demolition of existing improvements at the Premises.


                                                                Initials:  ???
                                                                         -------
                                                                           ???
                                                                         -------

                          MULTI-TENANT - MODIFIED NET
             (c)1993 - American Industrial Real Estate Association
                                 Page 17 of 19
REVISED                                                         Form MTN-1-6/93E

60. Brokerage Fee: The brokerage fee payable by Lessor to Spectrum Properties in accordance with Paragraph 15 above shall be due and payable if, and only if, Lessee does not terminate this Lease in accordance with Paragraph 56 above. Such brokerage fee shall be fully due and payable on March 1, 2000.

61. Lessee's Share of Common Area Expenses: Throughout the term of this Lease, including any options or other extensions hereof, Lessee's share of Common Area Expenses shall be fixed in accordance with this Paragraph notwithstanding the actual Common Area Expenses of the Industrial Center.

For the period of December 1999 through March 2000 Lessee's Common Area Expenses shall be zero ($0). For the period of April 2000 through March 2001, Lessee's Common Area Expenses shall be Seven Hundred Twenty ($720.00) per month. On April 1, 2001 and on each succeeding April 1st, Lessee's Common Area Expense obligation shall be adjusted to reflect changes in the Consumer Price Index in accordance with the provisions of Paragraph 50 above.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR YOUR ATTORNEY'S REVIEW AND APPROVAL. FURTHER EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY FOR THE POSSIBLE PRESENCE OF ASBESTOS, UNDERGROUND STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKERS OR THEIR CONTRACTORS, AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.

The Parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Fairfield, CA                Executed at: San Rafael, CA
             ---------------------------              --------------------------
on: October     , 1999                    on: October      , 1999
    ------------------------------------      ----------------------------------

By LESSOR:                                By LESSEE:

Davies Partners II, a California limited  North Bay Bancorp, a California
----------------------------------------  --------------------------------------
partnership                               coporation
----------------------------------------  --------------------------------------

By: /s/ Robert Braghetta                  By: /s/ Terry L. Robinson
   -------------------------------------     -----------------------------------

Name Printed: Robert Braghetta            Name Printed; Terry L. Robinson
             ---------------------------                ------------------------

Title: General Partner                    Title: Chief Executive Officer
       ---------------------------------        --------------------------------

By: /s/ Robert Braghetta                  By:
   -------------------------------------      ----------------------------------

Name Printed:                             Name Printed:
             ---------------------------               -------------------------

Title:                                    Title:
      ----------------------------------        --------------------------------

Address: 49 Mt. Whitney Drive,            Address:
         -------------------------------          ------------------------------
         San Rafael, CA 94903
----------------------------------------  --------------------------------------

Telephone: (415) 472-9000                 Telephone: (707)
           -----------------------------            ----------------------------
Facsimile: (415) 472-9001                 Facsimile: (707)
           -----------------------------            ----------------------------


BROKER:                                   BROKER:

Executed at: Not Applicable               Executed at: Fairfield, CA
             ---------------------------               ------------------------

on: Not Applicable                        on: October __, 1999
    ------------------------------------     ----------------------------------

By:                                       By: /s/ Bruce L. Bishop
   -------------------------------------     ----------------------------------


                          MULTI-TENANT - MODIFIED NET
             (c)1993 - American Industrial Real Estate Association
                                  Page 18 of 19
REVISED                                                         Form MTN-1-6/93E

Name Printed: None                       Name Printed: Spectrum Properties None
             --------------------------               --------------------------
Title:                                   Title: President
      ---------------------------------        ---------------------------------
Address:                                 Address: 785 Alamo Drive #110,
        -------------------------------          -------------------------------
                                                  Vacaville, CA 95688
---------------------------------------  ---------------------------------------
Telephone: (   )                         Telephone:(707) 447-6l22
          -----------------------------            -----------------------------
Facsimile: (   )                         Facsimile: (707) 447-6136
          -----------------------------            -----------------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form; AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 South Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777.





                          MULTI-TENANT - MODIFIED NET
             (c)1993 - American Industrial Real Estate Association
                                  Page 19 of 19
REVISED                                                         Form MTN-1-6/93E

                                  EXHIBIT "C"

                                         We hereby certify this to be a true and
                                         correct  copy  of the original document
Recording Requested By                   recorded  September  4, 1997   in  Book
and when recorded return to:             _________________ page  Series 97-57528
                                         Solano County Official Records.
Vacaville Redevelopment Agency
40 Eldridge Avenue, Suite 1-5
Vacaville, California 95688              First American Title Guaranty Company
                                         by: /s/ ???????
                                            -----------------------------------


                                 DECLARATION OF
                             RECIPROCAL EASEMENTS,
                     COVENANTS, CONDITIONS AND RESTRICTIONS

                                      FOR

                           BASIC AMERICAN FOODS SITE


                                 August 27, 1997


        This Declaration of Reciprocal Easements, Covenants, Conditions and Restrictions (this "Declaration") is made this day of August 27, 1997, by the VACAVILLE REDEVELOPMENT AGENCY, a public body corporate and politic ("Agency").

                                    RECITALS

        A. Agency owns certain real property generally located on the north side of Interstate 80 freeway and bounded by Davis Street, Mason Street, Interstate 80, and the Depot Street on/off ramps to the freeway in Vacaville, California more particularly described as Parcels 1 through 6 ("Parcels") on Exhibit A, attached hereto;

        B. Agency intends by this Declaration to impose reciprocal access, parking, utility and drainage easements with respect to the Parcels;

        C. Agency further intends by this Declaration to impose upon the Parcels mutually beneficial restrictions under a general plan of improvement for the benefit of all of the Parcels;

        D. Agency will hereafter hold and convey title to all of the Parcels subject to the easements, covenants, conditions and restrictions hereafter set forth.


                                       1
  ???                                                                      ???
-------                                                                  -------

        NOW, THEREFORE, the Agency declares that the Parcels shall be owned, sold, leased, mortgaged, encumbered, rented, developed, improved, conveyed, graded, landscaped, maintained, repaired, occupied and used subject to the uniform covenants, conditions, restrictions, easements, rights, rights-of-way, liens, charges, and other protective and beneficial provisions set forth in this Declaration, each and all of which:

                  (i) are hereby expressly imposed upon and against each Parcel as mutual, beneficial, and equitable servitudes in favor of and for the mutual use and benefit of the other Parcels, the Agency and all subsequent Owners (as defined below) of the Parcels or any part thereof;

                  (ii) are hereby expressly declared to be binding upon the Parcels, the Agency and upon all subsequent Owners of the Parcels or any part thereof; and

                  (iii) shall run with the land and each and every part thereof, inuring to the benefit of and being a burden upon the Parcels and shall bind the respective Owners of the Parcels. Upon recordation of this Declaration, any conveyance, sale, hypothecation, assignment, lease or other transfer made by the Agency or an Owner shall be and hereby is deemed to incorporate by reference the provisions of this Declaration, as the same may be amended from time to time.

The covenants contained herein shall be covenants running with the land pursuant to applicable law, including, but not limited to, Section 1468 of the California Civil Code.

        In consideration of the foregoing, the Agency declares as follows:


                             ARTICLE 1. DEFINITIONS

        Unless the context clearly indicates otherwise, the following terms used in this Declaration are defined as follows:

        Section 1.1 "Access and Parking" shall mean and be deemed to include and permit the following:

                  (a) The parking of passenger vehicles and the pedestrian and vehicular traffic of the Owners and their Permitees, in conjunction with use of any and all portions of Building Areas within the Parcels;

                  (b) The ingress and egress of any of the Owners or Permitees and the vehicles thereof, to any and from any portion of the Common Area and the Building Area and public streets adjacent to the Common Area;

                  (c) The movement of pedestrians and passenger vehicles between mercantile, business and professional establishments and occupants located or to be located within the Building Areas;

                  (d) Subject to Section 2.2, the construction, maintenance, repair, replacement, rearrangement and reconstruction in the Common Area of parking sites or stalls, including wheel stops, sidewalks, landscaping, ramps, driveways, lanes, curbs, gutters, traffic control areas, signals, directional signs, traffic and parking, lighting, facilities and other similar improvements and facilities; and

                  (e) The ingress and egress of delivery and service trucks and vehicles to and from Building Areas or any portion thereof and the public streets adjacent to the Parcels for the delivery of goods, wares or merchandise and the rendering of services to the Owners and their respective Permitees. Other than in designated loading areas, the Common Area shall not at any time be used for the parking of trucks, or the loading or unloading thereof, except for the temporary parking, loading or unloading of trucks during and in connection with the construction or demolition of buildings upon a Building Area, the servicing and supplying of a Building Area which cannot be reasonably serviced and supplied from areas designated as loading areas, the delivery or removal of trade fixtures (including signs) or the construction, repair or maintenance of parking area and improvements and facilities herein permitted, upon the condition, however, that any such use shall be confined to that which is reasonably necessary in connection with the matters herein specified and shall be diligently and promptly performed.

         Section 1.2 "Agency" shall mean the Vacaville Redevelopment Agency.

         Section 1.3 "Association" shall mean the association of Owners formed pursuant to the provisions of Article 12.

         Section 1.4 "Building Areas" shall mean those portions of the Parcels on which structures are located, as determined in accordance with Section 2.1.4.

         Section 1.5 "Building Improvements" shall mean structures located within Building Areas.

         Section 1.6 "City" shall mean the City of Vacaville, a municipal corporation.

         Section 1.7 "Common Areas" shall mean the landscaping areas, driveways, access and parking areas and associated improvements (including landscaping in the area owned by the State of California that is between an Owner's Parcel and Interstate 80) constructed by an Owner in accordance with plans and specifications approved by City and by the Agency so long as Agency has any direct or indirect interest in any Parcel, which are used for landscaping, access and parking, as and when the Common Area Improvements for a Parcel are actually constructed, as determined in accordance with Section 2.1.4.

        Section 1.8 "Common Area Expenses" shall mean all of the costs and expenses incurred for operation, control, repair and maintenance of the Common Areas, including, without limitation, Common Area Improvements, and Common Utility Facilities which shall be operated, controlled, repaired and maintained at the sole expense of the Owner of the Parcel on which such Common Area, Common Area Improvement or Common Utility Facility, or portion thereof, is located.

        Section 1.9 "Common Area Improvements" shall mean the landscaping, parking, lighting, and vehicular, pedestrian access ways and any other improvements located or to be located within, over and across or on the Common Areas.

        Section 1.10 "Common Utility Facilities" shall mean underground and above ground utility facilities for drainage, storm sewers, detention/retention facilities, joint trench and water lines, and pumping facilities, fire hydrants or other fire protection installations (including those between the Parcels) and the lines or facilities of the governmental body or public utility providing storm drainage and fire protection (excluding however, laterals within five (5) feet of any building servicing only such building and located entirely on the Parcel on which said building is located) and underground facilities for electricity, gas, telephone, telecommunications or other utilities.

        Section 1.11 "Direct or Indirect Interest" shall mean the following real estate interests: fee title, a leasehold interest either as lessee or lessor or a security interest as mortgagee, or an interest as an equity holder in any entity possessing such a real estate interest.

        Section 1.12 "Mortgage" shall mean any duly recorded mortgage or deed of trust encumbering a Parcel or portion thereof.

        Section 1.13 "Mortgagee" shall mean the mortgagee or beneficiary under any Mortgage.

        Section 1.14 "Owner" shall mean the record owner of fee simple title to all or any part of a Parcel, and its successors and assigns. If the ownership of any buildings or other improvements or any portion thereof shall ever be separated from the land, whether by lease or by deed, the owner(s) of the interest in the land and not such buildings or other improvements or portion thereof shall be deemed an Owner hereunder. A landlord and tenant may agree upon a different method of allocating duties imposed upon a Parcel which agreement shall be controlling as to said Owner and tenant but not as to the Owners of the other Parcels.

        Section 1.15 "Owners" shall mean collectively all Owners of all Parcels or parts thereof.

        Section  1.16 "Parcel  Map" shall mean that  certain  Parcel Map,  dated
July, 1997 and recorded by City in the Official Records of Solano County, California, on 9/4, 1997 as Book 40 **Instrument No. 97-57527 legally describing the Parcels.

*of Parcel Maps, Page 66,**

        Section 1.17 "Permittee" shall mean an Owner, any tenant or other lawful occupant of a Parcel, and officers, directors, employees, contractors, customers, clients, vendors, suppliers, visitors or concessionaires of an Owner, tenant or other lawful occupant of a Parcel.

        Section 1.18 "Policy Plan" shall mean the Basic American Foods Site Policy Plan, dated January 1996 and adopted by the City. The Policy Plan as it currently exists or as it may be amended from time to time shall be deemed incorporated in this Declaration by this reference.

        Section 1.19 "Services and Activities" shall mean and be deemed to include and permit the following:

                 (a) The installation, maintenance, repair, replacement and operation, within the confines of the Common Area, of private and/or public utilities, including without limitation gas lines, water lines, fire protection systems, electrical lines and telephone and telecommunications lines, and sewage, storm water and drainage facilities serving Building Areas, together with and including vaults, manholes, meters, pipelines, grease interceptors, valves, hydrants, sprinkler controls, conduits and related facilities, all of which shall be even with or below the surface, except hydrants, transformers, risers and other facilities which by their nature must be installed, maintained or operated above ground; provided, however, that any poles or other above-surface installations shall be located so that there shall be an unimpeded access for vehicles and trucks to and from the public streets from and to the loading areas of any Building Area, and all crossarms and pole racks and the like attached thereto shall be in compliance with all applicable laws;

                  (b) The provision of other facilities such as mailboxes, public telephones and benches for the comfort and convenience of customers, visitors, invitees, licensees, and patrons of the mercantile, business and professional establishments and occupants located or to be located upon the

Building Areas or any portion thereof, provided that the foregoing shall be located on sidewalks or in landscaping areas abutting Building Improvements and installed in accordance with the approval of the governmental agencies having jurisdiction over the Parcel and in compliance with all applicable laws and regulations;

                 (c) Subject to Section 2.2, the installation, maintenance, repair, replacement and operation of truck loading and unloading areas including ramps, docks and similar facilities; trash, refuse and garbage container storage areas; and other incidental and related facilities; provided that the foregoing shall be located and installed in accordance with the approval of the governmental agencies having jurisdiction over the Parcel, and in compliance with the Policy Plan and all applicable laws and regulations;

                 (d) The construction, maintenance and repair of monument signs installed or erected in accordance with the Policy Plan and/or an approved Planned Sign Program and all other applicable sign laws and regulations, subject to the approval of City; and

                 (e) The construction, maintenance, repair, replacement and operation of any landscaped area including plants, planting boxes, edges, decorative walls or sculpture, and sprinklers and valves.

        Section 1.20 "Substantially Complete" shall mean that an improvement has been constructed to the point where it can be used for the purpose intended although there may be minor adjustments or work to be completed that do not interfere with the intended use or constitutes a public health or safety issue as determined by any public agency having jurisdiction over said public health or safety issue.


                            ARTICLE 2. COMMON AREAS

        Section 2.1 Easements.

                  2.1.1 Access and Parking. Each Owner shall have reciprocal non-exclusive easements appurtenant to each Parcel over the Common Area of each Parcel for Access and Parking for the Owner and its Permitees, except as set out in Section 2.1.7 below. The Access and Parking easements on any Parcel shall be effective as of the date the Common Area Improvements for such parcel are first Substantially Complete.

                 2.1.2 Utilities. Each Owner shall have the nonexclusive and perpetual right and reciprocal easement to install, maintain, repair, and replace the Common Utility

Facilities, within and upon the Common Area, together with such temporary construction and access easements as are reasonably necessary to permit the foregoing activities. Owners will use reasonable efforts to cause the installation of such utility and service lines prior to paving of the Common Areas. No such lines, sewers, utilities or services of one party shall be installed within the Building Areas or under accessory buildings on any other Owner's Parcel. If any Owner desires to install a Common Utility Facility on another Owner's Parcel, the Owner so desiring shall obtain the consent of the other Owner, which consent shall not be unreasonably withheld. If the Common Area has not been designated on a Parcel at the time an Owner desires to install Common Utility Facilities on that Parcel, the Owner of the Parcel on which the Common Utilities Facilities are to be located shall designate the portion of the Parcel that is reasonably expected to be Common Area and the Common Utility Facilities shall be installed in that area. Subject to obtaining necessary approval(s), if any, of any public agency, any Owner upon whose Parcel any Common Utility Facilities shall have been installed shall have the right, upon sixty (60) days prior notice to the other Owners serviced by said Common Utility Facilities, at any time or from time to time, to move and relocate such facilities to such place on its Parcel as it shall designate, provided, however, that such relocation shall be made at the sole cost and expense of the Owner requesting such relocation and shall not substantially interfere with or increase the cost of any other users' utility service, or unreasonably interfere with the conduct or operation of another Owner's business or cause any damage to another Owner's Parcel. To the greatest extent possible, the Owners shall install Common Utility Facilities in a manner that will permit the separate metering of all utilities to an Owner's Parcel, including without limitation, utilities serving the Common Areas located on such Parcel.

                 2.1.3 Drainage. Any alteration in the natural water drainage flow which may occur as a consequence of normal construction activities and the existence of the improvements contemplated by the site plans approved by the City from time to time shall be permitted. Each Owner shall have reciprocal, nonexclusive easements over and across the Common Areas to grade, establish, and maintain drainage patterns. This easement shall not permit drainage flow which materially adversely affects an Owner's use of its Parcel. All grading shall be done pursuant to plans and specifications approved by City and the Agency, so long as the Agency has any direct or indirect interest in a Parcel.

                 2.1.4 Locations. The location of the Building Areas and Common Areas on a Parcel shall be as shown on the plans and specifications for the construction of any improvement on a Parcel, which plans and specifications shall be approved by City and the Agency so long as the Agency has any direct or indirect interest in a Parcel. There must be sufficient Common Area on a parcel to provide parking in the ratios required by Section 2.2.3.

                 2.1.5 Easements Appurtenant to the Parcels. Easements that benefit or burden any Parcel shall be appurtenant to that Parcel and shall automatically accompany the conveyance of the Parcel, even though the description in the instrument of conveyance may refer only to the fee title to the Parcel.

                 2.1.6 Right to Repair. The reciprocal easements granted herein shall include the right of the Owner to any Parcel, but not the obligation, to construct, reconstruct, maintain, repair and replace any Common Area Improvements and/or Common Utility Facilities on any other Parcel in accordance with Section 2.4.3.

                 2.1.7  Effectiveness  of the  Easements.  The  Parcels  are not
developed as of the date of this Declaration. As a result, the Parking and Access easements will not be effective as to a Parcel until the Common Area Improvements are first constructed on such Parcel. The Owner of a Parcel shall be obligated to construct or cause the construction of the Common Area Improvements to be located on such Parcel, as shown on the plans and
specifications   for  such   improvements   approved  in  accordance  with  this
Declaration, and as further provided in Section 2.2.5 at the time it first constructs Building Improvements on the Parcel.

                 2.1.8 Interim Access. Prior to the construction of the Common Area Improvements on a Parcel, each Owner shall have an access easement over that Parcel so as to provide access from the public streets to the Owner's Parcel.

        Section 2.2 Use of Common Area.

        2.2.1 General. The Common Area shall be used for Access and Parking and for Services, and Activities and for no other purposes except those specifically described herein, without the prior written consent of City, the Agency so long as the Agency has any direct or indirect interest in a Parcel, and the Owners of the Parcels. The Common Area shall be used in compliance with all applicable laws including, without limitation, all laws relating to environmental matters, and in compliance with all rules and regulations promulgated pursuant to Section
2.4.2. All the Services and Activities permitted within the Common Area shall be performed with reason and judgment so as not to create a nuisance or to unreasonably interfere with other uses of the Common Area including the serving and supplying of the loading areas of the Building Areas. All of the activity permitted within the Common Areas including the construction and maintenance of improvements located thereon, shall be reasonably conducted so construction and maintenance of improvements located thereon, shall be reasonably conducted so as not to interfere, in any material respect, with the primary purpose to the Common Areas which is to provide parking for the visitors, customers, invitees and employees of those businesses located within the Building Improvements on the Parcels and for the servicing and supplying of such businesses.

                 2.2.2 Standard of Operations. Each Owner shall keep, maintain, repair, manage and operate their respective Parcels and buildings, whether occupied or unoccupied, located thereon in compliance with all applicable laws and in good and clean order, operation, condition and repair in conformity with first-class standards for retail projects, in such a manner as to establish, maintain and present, at all times, the appearance of a clean, well-painted, well-managed, attractive, and well-coordinated operation. In addition, at any time when a Parcel has not been improved, the Owner thereof shall at such Owner's sole cost and expense, keep the unimproved Parcel in a neat and orderly condition and clear of all trash.

                 2.2.3 Parking. Parking ratios for each Parcel shall at all times comply with all applicable legal requirements as specified in the Policy Plan and as approved by the City. No changes in the number of parking spaces, or in the configuration of the Common Area from that shown on the approved plans and specifications for a Parcel shall be made without the prior written consent of the City, the Agency so long as the Agency has any direct or indirect interest in a Parcel, and of the Owners of the Parcels. The approval of the Owners shall not be unreasonably withheld.

                 2.2.4 Fees for Use of the Common  Area.  Except as  provided in
Section 2.2.6, persons using the Common Areas in accordance with this Declaration shall not be charged any fee for such use unless such fee is imposed by a governmental entity with jurisdiction over the Parcel or improvements thereon.

                 2.2.5 Construction of Common Area Improvements. Each Owner whose Parcel does not as of the date hereof have improvements in the Building Area on such Parcel shall construct, at such Owner's sole cost and expense, the Common Area Improvements shown on the plans and specifications for such Parcel, approved in accordance with this Declaration, at such time as the Building Improvements to be located in the Building Areas are constructed. No Owner shall be obligated to construct Common Area Improvements unless and until such Owner constructs Building Improvements within the Building Area. All Common Area Improvements shall be constructed in accordance with plans and specifications approved by City, the Agency so long as the Agency has any direct or indirect interest in the Parcels, and by the Owners of the Parcels. Approval by the Agency or an Owner shall not be unreasonably withheld.

                 2.2.6 Parking Charges. No system of charges or validation for parking in the Common Area shall be instituted unless the system is approved by all the Owners and is either necessary to prevent use of the Common Area parking facilities by persons other than Permitees or results in increased parking efficiency provided the cost thereof does not exceed the benefit derived therefrom.

                 2.2.7 Pylon Signs. The Owner of Parcel 1 intends to construct a pylon sign as part of the Common Area Improvements on its Parcel in order to identify the theater to be developed on that parcel. At least sixty (60) but not more than one hundred eighty (180) days prior to the date the Owner of Parcel 1 intends to commence construction of that pylon sign, that Owner shall offer to the other Owners the reasonable opportunity to have use of advertising space on the pylon sign on reasonable terms that assure that each participating Owner is paying a fair share of the cost of constructing and maintaining the pylon sign.

        Section 2.3 Maintenance

                 2.3.1 Standards. The Owners shall maintain the Common Area, Common Area Improvements, and Common Utility Facilities in a first-class condition and repair. The maintenance is to conform `in type, quantity and quality to the design and specifications previously approved for such Common Area Improvement in accordance with this Declaration, and shall include, without limitations, the following:

                       2.3.1.1 Maintaining the paved surfaces and striping and wheel stops in a level, smooth and evenly covered condition with the type of surfacing material originally installed or such substitute as shall in all material respects be substantially equivalent to the original with respect to function and durability;

                       2.3.1.2 Removing all papers, mud and sand, debris, filth and refuse and sweeping or blowing the Common Areas to the extent reasonably necessary to keep the Common Areas in a clean and orderly condition; provided that each Owner shall contain all trash within suitable enclosures, shall keep such enclosures free of debris and grease, shall obtain trash removal services adequate for the uses of the improvements located on such Owner's Parcel, and shall take all reasonable steps at such Owner's cost to limit refuse in the Building Areas and the Common Areas

                       2.3.1.3 Placing, keeping in repair and replacing any necessary and appropriate directional signs, markers and lines;

                       2.3.1.4 Operating, keeping in repair and replacing, where necessary, such artificial lighting facilities as shall be reasonably required;

                       2.3.1.5 Installing and maintaining the landscaping and sprinkler systems installed in the Common Area;

                       2.3.1.6 Provision of adequate water and electricity to the Common Area Improvements; and

                       2.3.1.7 Provision of any other items of repair, replacement or maintenance that may be needed from time to time to properly maintain the Common Area, the Common Area Improvements and the Common Utility Facilities.

                 2.3.2 Security. Each Owner shall provide adequate security for the Common Area, including providing any security or security measures required by the City pursuant to the Policy Plan.

                 2.3.3 Common Area Expenses. The Agency hereby covenants, and each Owner of any Parcel or part thereof by acceptance of a deed therefor, whether or not it shall be so expressed in such deed, covenants and agrees to pay for the Common Area expenses applicable to such Owner's Parcel under Section
2.3.1 or Section 2.3.2.

                 2.3.4 Common Area Operation, Maintenance and Repair. At all times, each Owner of a Parcel shall have the obligation to operate, maintain and repair the Common Areas and Common Area Improvements on such Owner's Parcel(s) at its own expense without contribution by any other Owner. Common Utility Facilities on a Parcel which exclusively serve another Parcel or Parcels shall be maintained by the Owner or Owners of the other Parcel or Parcels. Common Utility Facilities on a Parcel which serve the Parcel on which they are located shall be maintained by the Owner of that Parcel at its own expense and without contribution by any other Owner even though such facilities may also serve other Parcels.

                 2.3.5 Owner's Cooperation. Each Owner agrees that it will cooperate in all reasonable respects to facilitate the maintenance and operation of the Common Area Improvements and Common Utility Facilities located on its Parcel(s) for the benefit of the other Parcels. Any maintenance and repair shall be carried out with as little interference as is reasonably possible with the business operations located on any Parcel not owned by such Owner.

         Section 2.4 Operations.

                 2.4.1 Rules and Regulations, Owners' Association. Any Owner may propose rules and regulations of general application for the supervision, control and use of the Common Area, including, without limitation, employee parking. All rules and regulations must be approved by the Agency so long as the Agency has any direct or indirect interest in a Parcel, and by the Owners of the Parcels, which approvals shall not be unreasonably withheld or delayed. Such rules and regulations shall apply to all Parcels, and each Owner of a Parcel shall be obligated to enforce such rules and regulations in a manner consistent with this Declaration. The Owners may delegate to the Association the authority to establish rules and regulations for the Common Area or other responsibilities under this Declaration including the provision of security.

                 2.4.2 Termination of Owner's Obligations. If any Owner sells a Parcel owned by it, then such Owner shall have no further obligation under this Declaration with respect to the Parcel thus sold after the date of the conveyance, other than obligations arising prior to the date of the conveyance.

                 2.4.3 Owner's Failure to Pay or Perform Obligations. If an Owner (the "Non-Performing Owner") fails to pay any sum due under this Declaration, including without limitation, any of the Common Area Expenses, or to perform any obligation under this Declaration, within ten (10) business days after notice from the Agency (whether or not the Agency retains any direct or indirect interest in a Parcel) or from any other Owner, then the Agency, or such other Owner (the "Performing Owners"), as the case may be, shall have the right, but not the obligation, to make such payment or perform such obligation on behalf of the Non-Performing Owner. If any Owner fails or refuses at any time to pay then, after written demand and failure to pay within ten (10) business days after receipt of such demands, legal action may be instituted by any Owner against the Non-Performing Owner for reimbursement, plus interest at the lesser of (i) two (2) percentage points over the then current reference rate of interest as announced by the Bank of America, N.T. & S.A. main office, San Francisco, California or (ii) the maximum rate permitted by law (the "Default Rate"). If any Owner defaults under this Declaration, any other Owner may institute legal action against the defaulting Owner for specific performance, declaratory relief, damages or other available remedy. In addition to recovery of the sum or sums expended on behalf of the Non-Performing Owner, the prevailing Owner shall be entitled to receive from the Non-Performing Owner such amount as the court may adjudge to be reasonable attorneys' fees, including without limitation, attorneys' fees incurred in executing upon any judgment. Pursuant to Article 8 hereof, any and all delinquent amounts together with said interest shall be a lien and charge upon all of the Parcel or Parcels of such Owner subject to, and junior to, and shall in no way impair or defeat the lien or charge of any bona fide mortgage or deed of trust upon the same or any part thereof at any time given or made.

                 2.4.4 Effect of Agreements Between Owner and Tenant. Notwithstanding anything contained herein to the contrary, if a particular lease between an Owner and its tenant with respect to the calculation, time and method of billing and payment of Common Area Expenses is different from the provisions of this Declaration, the lease provisions shall prevail between said Owner and its tenants, but as among the Owners, this Declaration shall prevail.

                 2.4.5 Direct Payment of Metered Utility Services. Each Owner shall be solely responsible for the payment of utility charges for separately metered utility services to such Owner's Parcel, including, without limitation, the Common Areas located on such Owner's Parcel.


                        ARTICLE 3. TAXES AND ASSESSMENTS

        Section 3.1 Taxes to be Segregated and Paid Promptly. As to any portion of the Parcels, it is intended and agreed that all real estate taxes and assessments which may be levied, assessed or charged by any public authority against that Parcel or any part thereof, shall be segregated to the extent reasonably possible and be paid prior to delinquency by the respective Owner of said Parcel.

        Section 3.2 Right to Contest. If any Owner shall deem any real estate tax or assessment (including the rate thereof or the assessed valuation of the property in question or any other aspect thereof) to be paid by said Owner to be excessive or illegal, said Owner shall have the right, at its own cost and expense, to contest the same by appropriate proceedings, and nothing contained in this Section 3.2 shall require the Owner to pay any such real estate tax or assessment as long as (a) no other Owner's Parcel could be affected by such failure to pay, and (b) the amount or validity thereof shall be contested in good faith. If the failure to pay such tax would affect any other Owner's Parcel, such other Owner shall have the right to pay such tax and shall have a lien on the non-paying Owner's Parcel for the amount so paid. Any such lien shall be subject to, and junior to, and shall in no way impair or defeat the lien or charge of any bona fide mortgage or deed of trust upon the same or any part thereof at any time given or made.

        Section 3.3 Assessments. Any assessment, for public improvements levied against a Parcel shall be paid solely by the Owner of that Parcel.

                ARTICLE 4.  BUILDING HEIGHT, SETBACK/ARCHITECTURAL
                            AND LANDSCAPING APPROVAL/ENVIRONMENTAL MATTERS

        Section 4.1 Building Height and Setbacks. The Owners covenant and agree that the height of all structures on a Parcel shall be limited to the permitted heights under the Policy Plan, as it currently exists or is amended or replaced by other plans or regulations in the future. The Owners covenant and agree that except as set forth in the next sentence, no building structures shall be erected within the Building Setback. Such Building Setback may be improved with Common Area Improvements, Common Utility Facilities and landscaping.

        Section 4.2 Architectural and Landscaping Approvals. All improvements located in the Building Areas, and landscaping, shall be constructed, altered, remodeled, painted or replaced in accordance with the Policy Plan as it currently exists or is amended or replaced by other plans or regulations in the future and all other applicable laws.

        Section 4.3 Environmental Matters. Except for materials stored and used in accordance with an approved permitted or conditionally permitted use and in accordance with all applicable laws, no toxic or hazardous substances or materials shall be discharged from, used, disposed of or stored on any Parcel.


                      ARTICLE 5. IDEMNIFICATION/INSURANCE

        Section 5.1 Indemnification. Each Owner ("Indemnitor") hereby agrees to defend, indemnify and save the other Owners and each of them (collectively, the "Indemnitee") harmless from and against any and all liability damage, expense, causes of action, suits, claims or judgments suffered by the Indemnitee arising from personal injury, death or property damage and occurring from the exercise by the Indemnitor of its rights hereunder, the breach of any provision hereof by such Indemnitor, or the failure of the Indemnitor to fulfill its obligations hereunder. No Indemnitor shall be responsible for the negligence or willful misconduct of any other Owner.

        Section 5.2 Insurance.

                 5.2.1 Comprehensive General Liability Insurance. Each Owner shall procure and maintain in full force and effect throughout the term of this Declaration comprehensive general liability insurance and property damage insurance against claims for personal injury, death or property damage, each Owner's insurance to afford protection to the limit of not less than Two Million Dollars ($2,000,000.00) for injury or death of a single person, and to the limit of not less than Five Million Dollars

($5,000,000.00) for injury or death of more than one person in any one occurrence, and to the limit of not less than Two Hundred Fifty Thousand Dollars ($250,000.00) for property damage. Such insurance may be written by additional premises endorsement on any master policy of insurance carried by the Owner which may cover other property in addition to the property covered by this Declaration. Such insurance shall provide that the same may not be cancelled without thirty (30) days' prior written notice to the other Owners and shall name the Agency as an additional insured so long as Agency owns a Parcel. The amount of coverage required hereunder may be increased (but not decreased) every three (3) years, on or about July 1 of such year, to a then commercially reasonable amount agreed to by the Agency so long as the Agency has any direct or indirect interest in any Parcel and the Owners of the Parcels.

                 5.2.2 Casualty Insurance. Each Owner shall procure a policy or policies of insurance insuring against the perils insured against by the standard fire and extended coverage insurance, including glass breakage, vandalism and signage coverage, in an amount equal to one hundred percent (100%) of the replacement value of the Common Area Improvements located on such Owner's Parcel, exclusive of foundation and excavations, as such value shall be determined on an annual basis. No Owner shall have the right to elect not to obtain such insurance but all Owners shall have the right to obtain additional insurance.

                 5.2.3 Insurers and Additional Insureds. Policies of insurance provided for in this Section 5.2 shall be issued by companies rated A XII or better in "Best's Key Rating Guide." Each Owner shall provide to each other Owner certificates, upon written request, evidencing the fact that such insurance has been obtained.

                 5.2.4 Waiver of Subrogation and Other Provisions of the Policies. Each Owner's policy of insurance described herein shall contain a waiver by said insurer of any and all rights of subrogation against each other Owner, and their officers, employees, agents, associates and representatives, and said insurance policy shall provide that any "non-control" provision in said policy is excluded or superseded by an endorsement providing that the insurance obtained pursuant to this Section. 5.2 shall not be prejudiced by any act or omission of any of the insureds when such act or omission is not within the actual knowledge and control of all of the insureds collectively and shall likewise not be prejudiced by any failure of the insureds, individually or collectively, to comply with any warranty or condition with regard to any portion of any Parcel or the improvements thereon over which each insured individually, or the insureds collectively, have no control. Said insurance policy shall provide that it may not be canceled, suspended or avoided in whole or in part by reason of any act, omission or breach of any covenant, condition or restriction contained herein.


                 ARTICLE 6. DAMAGE AND DESTRUCTION/CONDEMNATION

        Section 6.1 Damage and Destruction. Subject to the following provisions, upon any damage or destruction of any portion of a Parcel, the Owner thereof shall promptly restore or repair the Common Area Improvements thereon which have been damaged or destroyed, at such Owner's cost without contribution from the other Owners except to the extent that such damage or destruction is caused by or results from the act or omission of such other Owner or its agents, employees or tenants. If an Owner fails to commence repair or restoration of the Common Area Improvements within a reasonable period, not to exceed ninety (90) days, and/or thereafter fails to diligently pursue the completion of such repair or restoration, such Owner shall be in default hereunder, and any other Owner may, in addition to any other remedy, take the actions permitted under Section 2.4.3.

        Section 6.2 Condemnation. In the event of any condemnation (by any duly constituted authority for a public or quasi-public use), or deed in lieu thereof, of all or any part of the Parcels, the portion of the award attributable to the value of any land and improvements within the Common Area shall be payable only to the Owner(s) thereof, and no claim therefor shall be made by other Owners of any other portion of the Parcels; provided, however, that all other Owners of the parcels may file collateral claims with the condemning authority over and above the value of the land taken and for losses related to rights such other Owners or their tenants have in any Common Area being condemned. The Owner of any portion of the area so condemned shall promptly repair and restore the remaining portion of the area owned by such Owner as nearly as practical to its condition immediately prior to the condemnation, at such Owner's cost, without contributions from any other Owner. Upon any such taking, the easement rights granted hereunder shall terminate with respect to the portion so taken but shall continue in force and effect with respect with any portion not so taken.

                        ARTICLE 7. RIGHTS OF MORTGAGEES

        Any notice served upon any Owner shall be served concurrently upon any Mortgagee of the Parcel owned by such Owner that has previously notified the Owners of the Parcels of such Mortgagee's address, in accordance with Section
9.5. No breach of any covenant, condition or restriction contained in this Declaration shall render invalid the lien of any Mortgage. Any payment by any Mortgagee for any delinquent assessments shall have the same force and effect as if made by the delinquent Owner and such Mortgagee shall have all rights of subrogation against said delinquent Owner as may be available to such Mortgagee under its Mortgage and/or under applicable law. All of the easements, covenants, conditions and restrictions contained herein shall inure to the benefit of and be binding upon any Owner of any Parcel whose title is derived through foreclosure, trustee's sale, deed in lieu thereof of otherwise. Any Mortgagee or purchaser therefrom who takes title to any Parcel, pursuant to a foreclosure of the lien of such Mortgage, the acceptance of a deed in lieu of foreclosure of such Mortgage or a sale under a power of sale included in such Mortgage, shall take title free of any lien on such Parcel arising under this Declaration which accrued prior to the date such Mortgagee or purchaser takes title thereto, and such Mortgagee or purchaser shall be liable for the obligations that shall accrue only during the period of time such Mortgagee or purchaser is the Owner of such Parcel.

                             ARTICLE 8. LIEN RIGHTS

        Section 8.1 Agreement to Pay. Each Owner covenants and agrees for each Parcel owned by it that such ownership, and the ownership thereof by each successor and assign of such party, is expressly made subject to the payment obligations imposed under this Declaration, including, without limitation, those imposed pursuant to Sections 2.3 and 2.4 of this Declaration. Each Owner on becoming an Owner of a Parcel and each ground lessee of a Parcel covenants and agrees, to pay the sums required for such Parcel in accordance with the provisions of this Declaration, and to allow the party entitled thereto to enforce any payments due under Section 2.4.3, and any liens imposed pursuant thereto, in accordance with the provisions of this Declaration. No Owner, tenant, lessee, mortgagee or beneficiary may be relieved from the obligation to pay any sum by waiving the use or enjoyment of all or any portion of the Common Areas, or Common Area Improvements, or by abandoning some or all of its Parcel(s).

        Section 8.2 Lien and Personal Obligation of Owner. Until paid in full, any sum payable by an Owner or a ground lessee of an Owner ("Debtor") to another Owner pursuant to this Declaration, together with all collection costs, including reasonable attorneys' fees (collectively, the "Debt"), shall be a lien upon the Parcel and the improvements thereon, whether or not Debtor then owns or occupies the Parcel. Each such Debt shall also be the personal obligation of the Debtor who owned or occupied the subject Parcel at the time the Debt arose. The personal obligation shall not pass to successors in title of a Debtor unless expressly assumed by such successors. Such assumption shall not relieve the Debtor's obligation unless the Owner to whom the obligation is owed so agrees.

        Section 8.3 Imposition of Lien. If any Owner determines that any lien shall be imposed for one of the purposes specified in this Declaration, such Owner shall provide written notice to the Owner of each Parcel, and any Mortgagee of whom the Owner has been notified in accordance with Article 7, upon which such lien is to be imposed, describing the amount due, the reason therefor, and the date upon which payment was due. If said amount is not paid within ten (10) days after the effective date of such notice, interest shall accrue upon such sum as provided in Section 2.4.3. At any time after the occurrence of any delinquency in the payment of any such sum, the Owner seeking reimbursement may thereafter elect to file and record a Notice of Claim of Lien against the Parcel of the defaulting Owner in the Office of the County Recorder of Solano County. The amount of the sums due, plus any costs of collection and interest assessed in accordance with this Declaration shall be a lien on the Owner's Parcel and the improvements located thereon from and after the time such Notice of Claim of Lien is recorded.

        Section 8.4 Notice of Claim of Lien. Any Notice of Claim of Lien prepared with respect to any amount due under this Declaration shall be a statement under oath and shall describe the amount of the delinquency (including collection costs and attorneys' fees is known), the person(s) on whom demand was made which shall include any Mortgagee having given notice in accordance with
Article 7, the date on which demand for payment was made, the basis for the amount due, a legal description of the Parcel, the name of the Owner of the Parcel to be liened, the name and address of the claimant, and a statement that such sum is due and owing under this Declaration. Such Notice of Claim of Lien shall be executed and acknowledged by a person having authority to execute deeds on behalf of the claimant. If the delinquent sum, (including related collection charges) is paid or otherwise satisfied in full, the party recording such notice shall record a notice of satisfaction and release of lien.

        Section 8.5 Foreclosure Under Lien. The party recording such Notice of Lien Claim may enforce such lien established hereunder by filing an action for judicial foreclosure or by recording a notice of default in the form described in the California Civil Code to commence a nonjudicial foreclosure under power of sale. Any nonjudicial foreclosure under power of sale shall be conducted in accordance with the requirements of California Civil Code that are applicable to nonjudicial foreclosures of Mortgages, under power of sale, provided that the party recording the Notice of Lien Claim may appoint its attorney, any officer or director, or any title insurance company authorized to do business in California to conduct the sale in the role of trustee. The party recording such notice may bid on the Parcel at the sale in the role of trustee. The party recording such notice may bid on the Parcel at the sale. The party acquiring the Parcel at the sale may hold, lease, mortgage and convey and acquire Parcel free of all rights of redemption after nonjudicial sale. If the Parcel Owner's default is cured before the last date for redemption as described in the California Civil Code, or before the completion of a judicial foreclosure, including a payment of all costs and expenses incurred by the party recording the Notice of Lien Claim, the party recording such Notice of Lien Claim shall record a notice of satisfaction and release of lien, and upon receipt of written request by the Owner of the Parcel, a notice of recission rescinding the declaration of default and demand for sale.

        Section 8.6 Other. No Owner shall be limited to one form of action in enforcing and collecting such sums. Each Owner may commence and maintain a lawsuit directly on the debt without waiving its right to enforce its lien against the Owner's Parcel(s) for the delinquent assessment. In any action instituted by any Owner to collect delinquent sums, the prevailing party shall be entitled to recover costs and reasonable attorneys' fees.

                            ARTICLE 9. MISCELLANEOUS

        Section 9.1 Declaration Runs With the Land. The reciprocal easements, covenants, conditions and restrictions set forth herein shall be appurtenant to and shall run with the Parcels and shall benefit and bind each Owner during his period of ownership, whether by operation of law or otherwise for the benefit of the other Owner's Parcel(s). Any person acquiring an interest in a Parcel or any portion thereof shall be bound by this Declaration only as to the Parcel or portion of the Parcel acquired by such person.

        Section 9.2 Enforcement. In addition to the rights, powers and remedies given in this declaration to any party or its successor, including, without limitation, the assessment powers provided for herein, each Owner may, in their own absolute discretion, at any time, and from time to time, exercise any and all rights and powers, and pursue any and all remedies now or hereafter given at law or in equity, including but not limited to any rights or remedies granted herein or by California or federal case, statutory or regulatory law. The Agency and Owners acknowledge and agree that they have bargained for specific performance of the covenants, conditions, restrictions, rights, easements, and rights-of-way contained in this Declaration, and all other provisions hereof, and that each Owner entitled to enforcement of the terms hereof shall be entitled to injunctive relief, including but not limited to temporary restraining orders, preliminary injunctions and permanent injunctions, both mandatory and prohibitory. In the event of breach or threatened breach of this Declaration, only a record Owner of any Parcel, or the Agency so long as Agency has any direct or indirect interest in any Parcel, shall be entitled to institute proceedings, at law or in equity, for full and adequate relief from the consequences of said breach or threatened breach.

        Section 9.3 No Public Dedication. Neither the fact that the Agency is a public agency nor anything herein contained shall cause any portion of any Parcel to be deemed to be given or dedicated to the general public or for the general public or for any public purpose whatsoever, it being the intention of the Agency that this Declaration shall be strictly limited to the Parcels. Use of any portion thereof (other than any use expressly allowed by a written or recorded map, agreement, deed or dedication) is by permission, and subject to the control of the Owner thereof. Notwithstanding any other provision herein to the contrary, the Owners of the Parcels affected thereby may periodically restrict ingress to and egress from any Parcel in order to prevent a public prescriptive easement from arising by reasons of continued public use.

        Section 9.4 Effect of a Breach. A breach by any Owner of any of its obligations hereunder shall not terminate the easements and other rights granted to such Owner hereunder.

        Section 9.5 Notices. All notices and demands of any kind which any Owner or Mortgagee may be required or may desire to serve on the other in connection with this Declaration shall be in writing and may be served by personal delivery or Registered or Certified Mail, return receipt requested or by a reliable overnight air courier service. Any notices or demands so served by courier, Registered or Certified Mail shall be deposited in the United States Mail, or with the courier with postage thereon fully prepaid addressed to the parties entitled to notice.

        Any such communication shall be deemed to have been given at the time of personal delivery or upon receipt or rejection if mailed as required hereunder or one day after mailing if sent by reliable overnight courier. Any Owner may change the address at which it is to receive notice of and additional parties to receive notice by so notifying the other Owners in writing.

        Notices to the Agency shall be addressed as follows:

                      City of Vacaville Redevelopment Agency
                      650 Merchant Street
                      Vacaville, CA 95688
                      Attn: Executive Director

        The Agency or an Owner when selling a Parcel shall provide the purchaser with the addresses of the other Owners as well as the address of any Mortgagee who has requested notices.

        Section 9.6 Estoppels. Any Owner shall, from time to time upon not less than fifteen (15) days notice from any other Owner, execute and deliver to such other Owner(s) a certificate in recordable form stating that this Declaration is unmodified and in full force and effect or, if modified, that this Declaration is in full force and effect, as modified, and stating the modifications and stating whether or not, to be the best of its knowledge, any Owner is in default in any respect under this Declaration, and if in default, and that no facts exist that would entitle such Owner to enforce a lien or specifying such facts.

        Section 9.7 Governing Law. This Declaration shall be governed by the laws of the State of California.

        Section 9.8 Attorneys' Fees. If there is any legal action or proceeding or arbitration to enforce or interpret any provision of this Declaration or to protect or establish any right or remedy of any party, the unsuccessful party to such action or proceeding or arbitration whether such action or settled or prosecuted to final judgment, shall pay to the prevailing party as finally determined, all costs and expenses, including attorneys' fees and costs, incurred by such prevailing party in such action or proceeding or arbitration, in enforcing such judgment, and in connection with any appeal from such judgment. Attorneys' fees and costs incurred in enforcing any judgment or in connection with any appeal shall be recoverable separately from and in addition to any other amount included in such judgment. This section is intended to be severable from the other provisions of this Declaration, and the prevailing party's rights under this Section shall not merge into any judgment and this Section and any judgment shall survive until all such fees and costs have been paid.

        Section 9.9 No Third Party Beneficiaries. Except as herein specifically provided, no rights, privileges or immunities conferred upon Owners by this Declaration shall insure to the benefit of any tenant, customer, employee, visitor or invitee of the Parcels, or any other third party; nor shall any tenant, customer, employee, visitor or invitee of the Parcels or any other third party be deemed to be a third party beneficiary of any of the provisions contained herein.

        Section 9.10 Further Assurances. Each Owner and Mortgagee shall execute such other and further documents and instruments reasonably requested by any other Owner or Mortgagee to more clearly evidence and carry out the provisions of this Declaration.

        Section 9.11 No Joint Venture. Nothing contained in this Declaration shall be deemed or construed to create the relationship of principal and agent or create any partnership, joint venture or other association between any of the Owners.

        Section 9.12 Allocation of Responsibilitv. Any person acquiring fee or leasehold title to any Parcel shall be bound by this Declaration only as to the rights and obligations pertaining to the Parcel acquired by such person. In addition, such person shall be bound by the Declaration only during the period such person is the fee or leasehold Owner of such Parcel or portion of the Parcel, and such person's obligations shall survive and shall not be released only as to obligations, liabilities, or responsibilities that accrue during said period. Although persons may be released from liability under this section, the easements, covenants and restrictions in this Declaration shall continue to be benefits to and servitudes upon said Parcels running with the land. A landlord and tenant may agree upon a different method of allocating duties imposed upon Parcel which agreement shall be controlling as to said Owner and tenant but not as to the Owners of any other Parcels.

        Section 9.13 No Merger. This Declaration shall not be subject to the doctrine of merger.

        Section 9.14 No Waiver. The failure to exercise any right or remedy shall not be deemed a waiver of that right or remedy unless the party entitled to that right or remedy has so agreed, expressly and in writing, and the failure to so exercise any right or remedy shall not preclude the party entitled thereto from later exercising any such right or remedy. The written waiver of any default hereunder given by only one party shall not be binding upon the other parties hereto if such default was by a third party. Any written waiver of default shall not constitute a continuing waiver or waiver of any other same, similar, or different events of default on any future occasion, unless such a waiver of such future defaults is expressed, in writing, with precision. No course of dealing between any party hereto, or any Owner, tenant, or other user of the Parcels or any encumbrancer thereof, in exercising any rights under this Declaration shall operate as a waiver of such rights, nor shall any such delay, unless agreed to in writing by the parties entitled to enforce this Declaration, constitute a waiver of any obligation or default. No waiver of default shall extend to or impair any other obligation not expressly waived, nor impair any right otherwise consequent on such covenant, condition or obligation. Any waiver may be given subject to satisfaction of conditions stated therein.

        Section 9.15 Time is of the Essence. Time is of the essence with regard to performance under the terms and provisions of this Declaration, and any amendment, modification or revision thereof, with respect to the actions and obligations of each person bound by the terms hereof. No extension of time for payment for any sum due hereunder shall operate to release, discharge, modify, change, or affect the original liability as established hereunder, either in whole or in part. In accepting an interest in any Parcel each Owner, tenant, lessee, user, and mortgagee, and trust deed beneficiary shall be deemed to take its interest knowingly and willingly subject to this time is of the essence clause.

        Section 9.16 Severability. If any provision of this Declaration conflicts with applicable law or is declared invalid, such provision shall be severed from the document and the remainder shall continue to be given full force and effect.

        Section 9.17 Interpretation. Section headings or captions used herein are for convenience and do not in any way limit, define or amplify the scope or intent of any provision.

        Section 9.18 Approvals. Whenever approvals are required under this Declaration such approval shall not be unreasonably withheld or delayed. The Agency, the City and any Owner shall not have any responsibility or liability of any nature to any person or entity for the improvements built on the basis of plans and specifications approved by the Agency, the City and the Owners pursuant to this Declaration, and the Owner and/or ground lessee, whose plans are approved shall defend, indemnify and hold the Agency, the City and all other Owners harmless from any liability arising out of such approvals. All approvals shall be made in a non-discriminatory manner.

        Section 9.19 Amendment and Termination. The terms of the Declaration may only be (i) amended by an instrument signed by the Agency so long as the Agency has any direct or indirect interest in any Parcel, and the Owners of the Parcels, or (ii) terminated prior to the end of the term by an instrument signed by all of the record Owners of all the Parcels. Any amendment or termination shall be recorded in the Official Records of Solano County, California.

        Section 9.20  Annexation of Parcels.  Notwithstanding  the provisions of
Section 9.19, this Declaration shall be amended to annex additional parcels within the area governed by the Policy Plan as parcels that will be subject to this Declaration if the Agency requests such amendment and the owners of the parcels to be annexed agree in a writing in recordable form to be bound by this Declaration. Upon such amendment the Owners shall record in the Official Records of Solano County documents to evidence that amendment.

        Section  9.21  Counterparts.   This  Declaration  may  be  executed,  in
counterparts, each of which shall be considered an original and all of which together shall constitute one and the same instrument.

                            ARTICLE 10. ARBITRATION

        Section 10.1 Arbitration. Any dispute arising under this Declaration shall be submitted to arbitration. Subject to subsection (e) below the judgment or award rendered in any such arbitration shall be final binding upon the parties. The arbitration shall be conducted and determined in the City of Vacaville, State of California, in accordance with the then prevailing rules of the American Arbitration Association ("AAA") and the provisions of California Code of Civil Procedure Section 1283.05 or any successor or amended statute or law containing similar provisions, except to the extent that the procedures mandated by said rules, statutes and laws shall be modified by the provisione of
Article 10.

                 (a) An Owner shall submit a demand for arbitration to the AAA specifying the issue to be determined, in which case the other party must participate and be bound. The AAA shall assist the parties in selecting a neutural arbitrator in accordance with its then prevailing rules.

                 (b) The arbitrator shall conduct the arbitration as provided herein and shall render a decision within sixty (60) days after appointment. In the event of a failure, refusal or inability of the arbitrator to act, a successor shall be appointed in accordance with then applicable rules of the AAA.

                 (c) Each party shall pay one-half of the fee and expenses of the arbitrator, including the fees of any expert or authority consulted by the arbitrator. The prevailing party, in the event the arbitrator determines that one party prevails, shall recover its reasonable attorneys' fees and costs in accordance with Section 9.8

                 (d) The arbitrator shall have the right to consult experts and competent authorties regarding factual information, or evidence pertaining to a determination of the matter being arbitrated, but any such consultation shall be made in the presence of both parties with full right on their part to cross examine. The arbitrator shall hold a hearing, at which both parties may present evidence and cross examine witnesses, prior to the arbitrator rendering a decision. The arbitrator's decision and award shall be rendered in writing with counterpart copies to each party.

                 (e) If any Owner so elects, the judgment or award rendered in any such arbitration may be entered in the Superior Court of Solano County, California. The Superior Court may enter judgment upon any award, either by confirming the award or by vacating or correcting the award. The Superior Court may vacate or correct an award only if the vacation or correction is based upon any of the grounds in the California Arbitration Act.

                                ARTICLE 11. TERM

        Section 11.1 Term. The covenants, conditions and restriction contained in this Declaration shall be recorded and shall run with the land and be binding upon each and all of the Owners for a period of sixty (60) years after the recording date hereof. The easements will remain in effect in perpetuity.

        Section 11.2 Effectiveness. This Declaration though executed on the date above written, shall only be effective upon, from and after its recording in the office of the County Recorder for Solano County, California.

                             ARTICLE 12. ASSOCIATION

        Section 12.1 Formation. Not later than substantial completion of the Common Area Improvements and Building Improvements on two of the parcels, the Owners shall form an association (the "Association") to carry out the functions described in Section 12.2 for those Parcels on which the Common Area Improvements and Building Improvements have been substantially completed. The Association may be an unincorporated association, non-profit corporation, or other entity as determined by the Owners. Each of the Owners shall be a member or participant in the Association. The Agency shall have the right to review and approve the articles, bylaws or other organizational or governing documents of the Association of any amendments thereto. The Agency's approval shall not be unreasonably withheld.

        Section 12.2 Functions. The Association shall have responsibility for such regular maintenance and operation functions in the Common Area and relating to the Common Area Improvements as are reasonably performed in common for all the Parcels rather than by the Owner of each Parcel. The Owners may also delegate to the Association such other matters under this Declaration as the Owners agree should be delegated to the Association.

        Section 12.3 Association Decisions. The by-laws or other governing documents of the Association shall provide for decisions to be made by a majority vote of the Owners with the votes of the Owners weighted in accordance with the number of square feet of enclosed building area in the Building Improvements on each Owner's Parcel.

        Section 12.4 Allocation of Costs. The costs incurred by the Association in fulfillment of its tasks under this Declaration shall be allocated to and paid by the Owners in the same manner those costs would be allocated among the Owners, pursuant to Section 2.3.3. and 2.3.4. of this Declaration if each Owner rather than the Association performed the tasks performed by the Association.

        Executed as of the date first written above.

                                        VACAVILLE REDEVELOPMENT
                                        AGENCY, a public body
                                        corporate and politic


                                        By: /s/ John P. Thompson
                                            -----------------------------

                                        Name: John P. Thompson
                                             ----------------------------

                                        Title: City Manager
                                              ---------------------------
                                              Executive Director

                             NOTARY ACKNOWLEDGMENT


STATE OF CALIFORNIA         }ss
COUNTY OF SOLANO            }
          ------------------

On August 27,  1997,  before me, Cheri Dee Barrieau, a Notary Public  in and for
   ----------------              ------------------
said State, personally appeared John P. Tompson
                           -----------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

                                        ----------------------------------------
WITNESS my hand and official  seal.               CHERI DEE BARRIEAU
                                         [SEAL]     COMM. #1088902
                                                 NOTARY PUBLIC - CALIFORNIA
                                                     SOLANO COUNTY
                                             My Comm. Expires Feb. 28, 2000
                                        ----------------------------------------

Signature /s/ Cheri Dee Barrieau
          ----------------------

                                          (This area for official notary seal)




           OPTIONAL:


DESCRIPTION OF ATTACHED DOCUMENT

   Declaration - CC&R'S
-------------------------
Title or Type of Document


-------------------------
Date of Document

ORIGINAL

Escrow No. 504421SJAM

WHEN RECORDED MAIL TO:                            We  hereby  certify   that the
Vacaville Redevelopment Agency                    attached  is a true and  exact
C/O Housing & Redevelopment                       copy     of   the   instrument
40 Eldridge Avenue, Suites 1-5                    recorded in the office of  the
Vacaville, CA 95688                               County Recorder of the  County
Attn: Special Projects                            of Solano, State of California
                                                  on 4-6-99 under Recorder's
                                                  Serial No. 99-29264
                                                       Placer Title Co.
                                                  By   R ??????



                                    AMENDMENT
                                       of
          RECIPROCAL EASEMENTS, COVENANTS, CONDITIONS AND RESTRICTIONS
                                    for the
                       ANNEXATION OF AN ADDITIONAL PARCEL

This document (the "Amendment") shall amend the Reciprocal Easements, Covenants, Conditions and Restrictions (the "CC&R's") executed by the Vacaville Redevelopment Agency, dated August 27, 1997, and recorded on September 29, 1997 as document number 1997-0064270, in the official records of Solano County.

As provided for in Section 9.20-Annexation of Parcels of the CC&R's, the purpose of this Amendment is to annex an additional parking lot parcel (the "Annexed Parcel") which is owned by the Vacaville Redevelopment Agency, and is described by legal description in the attached Exhibit "A" and shown on the plan in the attached Exhibit "B" of this Amendment. The Annexed Parcel is within the area governed by the City of Vacaville Basic Policy Plan dated January, 1996 and revised August, 1998. The Agency has requested that the Annexed Parcel be made subject to the covenants contained in the CC&R's.

As stated in Section 9.20 of the CC&R's, the Annexed Parcel will be subject to the covenants contained in the CC&R's which are covenants running with the land pursuant to applicable law, including, but not limited to, Section 1468 of the California Civil Code.

It is hereby stated by the Vacaville Redevelopment Agency that the CC&R's shall be amended to include the annexation of the Annexed Parcel, as described above.


Vacaville Redevelopment Agency

/s/ John P. Thompson          4/2/99
------------------------------------
John P. Thompson
Executive Director

                        (NOTARY ACKNOWLEDGMENT REQUIRED)

                                  EXHIBIT A

                               LEGAL DESCRIPTION

         All that real property in the City of Vacaville, County of Solano, State of California, described as follows:

         Being a portion of Parcel 7 as shown on the Parcel Map, filed in Book 40 of Parcel Maps, Page 67, Solano County Records, being more particularly described as follows:

         COMMENCING at the southwest corner of said Parcel 7, also being the northwest corner of Parcel 2 of said Parcel Map, said corner being the POINT OF BEGINNING for this described easement; thence along the westerly line of said Parcel 7, North 00"07'13" East, 0.48 feet, thence continuing along said westerly line North 02"37'03" West, 290.20 feet, thence continuing along the northerly line of said Parcel 7 the following six (6) courses: (1) North 31"50'06" East,
36.14 feet; (2) thence South 89"53'56" East, 109.77 feet; (3) thence South 00"07'13" West, 8.00 feet; (4) thence South 89"53'56" East, 20.00 feet; (5)
thence  00"07'13"  East,  7.90 feet; (6) thence North 82"51'04" East, 20.0 feet;
(5) thence North  00"07'13"  East,  7.90 feet; (6) thence North  89"51'04" East,
1.10 feet; thence leaving said northerly line South 00"07'13" West, 321.19 feet to a point on the line common to Parcel 2 and Parcel 7 of said map; thence along said common line North 89"52'47" West, 136.00 feet to the POINT OF BEGINNING.

Containing 45,656 square feet (1.05 acres), more or less.




                                                  LICENSED LAND SURVEYOR

                                                   LARRY E. JOHNSON
                                                     Exp. 12-31-01
                                                       No. 4991

                                                  STATE OF CALIFORNIA

                                  EXHIBIT "B"




                                GRAPHIC OMITTED


                          METES AND BOUNDS DESCRIPTION
                              FOR PARKING EASEMENT

STATE OF CALIFORNIA )
                    )ss
COUNTY OF SOLANO    )


On April 2, 199_, before me, the undersigned, a Notary Public, personally appeared John P. Thompson, personally known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


WITNESS my hand and official seal.                ------------------------------
                                                   SEAL   CAROL J. YOUNT
                                                         Commission #1108644
                                                        Notary Public-California
                                                            Solano County
                                                  My Comm. Expires Sep. 20, 2000
                                                  ------------------------------

/s/ Carol J. Yount
------------------
Carol J. Yount

                                  EXHIBIT "D"

                            Penn Environmental Logo



                              Asbestos-Containing
                                Material Survey

                           Two-story Office Building
                    Intersection of Davis and Mason Streets
                              Vacaville, California



                             A Report Prepared For:

                                Mr. David Gouin
             City of Vacaville, Office of Housing and Redevelopment
                         40 Eldridge Avenue, Suites 1-5
                             Vacaville, California


                              A Report Prepared By:

                               Penn Environmental
                        1261 Travis Boulevard, Suite 380
                             Fairfield, California


                                January 4, 1999

                           Project Number: PE98-2344



           1261 Travis Blvd., Suite 380 o Fairfield, California 94533
                  o Phone (707) 421-1595 o Fax: (707) 425-0257


  ???                                                            tw
-------                                                       --------

I. Introduction

Penn Environmental was retained by Mr. David Gouin of City of Vacaville, Office of Housing and Redevelopment Agency to perform an investigative survey for asbestos-containing material (ACM) within the two-story office building located in the southeastern corner of the intersection between Davis and Mason Streets, in the city of Vacaville, California. The purpose of the survey was to locate, sample and analyze visible and accessible suspect ACM within that location.

On December 29, 1998, representative bulk samples of suspect materials were collected from various locations at each unit. The inspection was performed by Mr. Eric J. Zamb, a Cal/OSHA Certified Asbestos Consultant (#96-1934).


II. Survey Methodology

Penn Environmental began the survey with a thorough pre-investigation of the structure which provided the inspector with the opportunity to identify suspect ACM. After the pre-investigation, a detailed inspection was conducted. The inspector collected samples of material including resilient sheet flooring (linoleum), 12" x 12" floor tile and mastic, 9" x 9" floor tile and mastic, ceiling tile, composite wall samples of sheetrock with associated joint compound, carpet adhesive, basecove mastic, stucco, and various roofing materials.

Samples collected were placed in plastic bags, sealed and labeled with sample identification numbers. Each sample was given a unique number which included the sampling date, the sampler's employee number, and the index number of the sample collected on that day.

Samples collected were analyzed by Environmental Hazards Services in Richmond, Virginia. Bulk samples were examined by Polarized Light Microscopy (PLM) with Dispersion Staining as recommended by the U.S. Environmental Protection Agency. Laboratory results are attached as Appendix A.

III. Analytical Results

The following is a summary of material locations and analytical results.
 Sample#          Location               Description                       Percent Asbestos
 -------          --------               -----------                       ----------------
122998-801        Main Entrance/         White 12" x 12" Floor Tile        8 in Floor Tile
                  Foyer                  w/Black Streaks and               18 in Tile Mastic
                                         Mastic

122998-802        Main Entrance/Foyer Ceiling Tile                          None Detected


                                      -1-

 Sample#          Location               Description                       Percent Asbestos
 -------          --------               -----------                       ----------------
122998-803        Telephone Room         Off-white 12" x 12" Floor         4 in Floor Tile
                                         Tile and Mastic                   10 in Tile Mastic

122998-804        Office - First Floor   Sheetrock/Joint Compound          None Detected

122998-805        Office - First Floor   Carpet Adhesive                   None Detected

122998-806        Office - First Floor   2' x 4' Ceiling Tile              None Detected

122998-807        Rear Entrance          Sheetrock/Joint Compound          None Detected

122998-808        Kitchen #2             2' x 4' Ceiling Tile              None Detected

122998-809        Kitchen #3             Light Green 9" x 9" Floor         4 in Floor Tile
                                         Tile and Mastic                   12 in Tile Mastic

122998-810        Female Restroom        Sheetrock/Joint Compound          None Detected
                  First Floor

122998-811        Office - 2nd Floor     Carpet Mastic                     None Detected

122998-812        Office - 2nd Floor     2' x 4' Ceiling Tile              None Detected

122998-813        Stairway               Sheetrock/Joint Compound          None Detected

122998-814        Hallway - 2nd Floor    2' x 4' Ceiling Tile              None Detected

122998-815        Storage - 2nd Floor    Sheetrock/Joint Compound          None Detected

122998-816        Storage - 2nd Floor    Baseboard Mastic                  None Detected

122998-817        Roof - Partial Wall    Partial Wall Pier Flashing        None Detected

122998-818        Roof                   Field Tar                         None Detected

122998-819        Roof - Base of         Tar                               None Detected
                  Mechanical Equipment

122998-820        Exterior               Brick Mortar                      None Detected

122998-821        Exterior               Stucco                            None Detected

IV.     Summary of Results

Asbestos containing material (ACM), as defined by the Environmental Protection Agency (EPA), is any material which contains greater than one percent of asbestos as determined by PLM analysis. According to this definition, the following materials are considered asbestos containing:

o    12" x 12" and 9" x 9" Floor Tile (Sample Numbers  122998-801,  803 & 809) -
     All floor tile within the structure contains between 4 and 8 percent asbestos. The floor tile is located within the following areas:


       - First floor foyer and kitchen within the southwest corner of the building;
       - First floor maintenance closet and telephone room on the west side of the building;
       - Kitchen  and  neighboring  file room  in the center of the first floor;
         and
       - Second floor stairway landing and storage area in the southwest corner of the building.

o Floor Tile Mastic (Sample Numbers 122998-801, 803 & 809) - All floor tile mastic within the structure contains between 10 and 18 percent asbestos. The floor tile mastic is located within the following areas:

       - First floor foyer and kitchen within the southwest corner of the building;
       - First floor maintenance closet and telephone room on the west side of the building;
       - Kitchen  and  neighboring  file room  in the center of the first floor;
         and
       - Second floor stairway landing and storage area in the southwest corner of the building.

All remaining samples reported non-detectable concentrations of asbestos, meaning no asbestos fibers were detected during analysis.

V.      Recommendations

Prior to demolition activities, all asbestos-containing materials should be removed by a certified asbestos abatement contractor.


                                      -3-